SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 25, 1998
(Date of earliest event reported)

Commission File No. 333-17801

                   Norwest Integrated Structured Assets, Inc.
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        Delaware                                          52-2009776
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                    (Zip Code)

                                 (301) 846-8200
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               Registrant's Telephone Number, including area code

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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

     On November 25, 1998, Norwest Integrated Structured Assets, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Asset-Backed Pass-Through Certificates, Series 1998-3, Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-R, Class I-A-LR, Class II-A-1, Class II-A-2, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $227,445,655. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 25, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Asset-Backed Pass-Through Certificates, Series 1998-3, Class II-A-PO Certificates, having an aggregate initial principal balance of $183.37, and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,649,687.47 (the "Private Class B Certificates" and, together with the Class I-A-PO Certificates, Class II-A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.85% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class I-A-PO, Class II-A-PO and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates and the Class II-A-PO Certificates.

     Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

     An election will be made to treat the Trust Estate as two REMICS for federal income tax purposes (the "Upper-Tier REMIC" and Lower-Tier REMIC," respectively). The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class II-A-1, Class II-A-2, Class II-A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class I-A-R and Class I-A-LR Certificates will be treated as the "residual interests" in the Upper-Tier REMIC and Lower Tier REMIC, respectively.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------

      (EX-4)                        Pooling and Servicing Agreement,
                                    dated as of November 25, 1998, among
                                    Norwest Integrated Structured Assets,
                                    Inc., Norwest Bank Minnesota, National
                                    Association, United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORWEST INTEGRATED STRUCTURED
                                      ASSETS, INC.

November 25, 1998

                                    -----------------------------
                                    Alan S. McKenney
                                    Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

  (EX-4)                Pooling and Servicing                           E
                        Agreement, dated as of November 25,
                        1998 among Norwest Integrated
                        Structured Assets, Inc., Norwest
                        Bank Minnesota, National
                        Association, United States Trust
                        Company of New York, as trustee,
                        and First Union National Bank, as
                        trust administrator.

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